Prospectus Supplement

June 21, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated June 21, 2019 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 28, 2019

Short Duration Income Portfolio (the "Fund")

Effective August 1, 2019, the Fund's primary benchmark index will change to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

Effective August 1, 2019, the following is hereby added to the end of the first paragraph of the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Fees and Expenses":

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") as of the date of the transaction as well as Class A shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Ultra-Short Income or Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $250,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 50 of the Prospectus in the section entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares" and in Appendix A attached to the Prospectus.

Effective August 1, 2019, the table in the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Fees and Expenses—Shareholder Fees" is hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	1.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None	None	1.00%[1]	None

Effective August 1, 2019, each row with respect to Class A in the tables entitled "If you SOLD Your Shares" and "If You HELD Your Shares" in the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Fees and Expenses—Example" is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$156	$328	$516	$1,058

Effective August 1, 2019, the first paragraph of the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Principal Investment Strategies" is hereby deleted and replaced with the following:

Under normal market conditions, substantially all of the Fund's assets will be invested in investment grade fixed-income securities denominated in U.S. dollars. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Fund invests primarily in U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities. The Fund will ordinarily seek to maintain an average duration of approximately three years or less. With respect to corporate issuers, the Fund will not purchase securities with remaining maturities of more than 5.25 years.

Effective August 1, 2019, the first paragraph of the section of the Prospectus entitled "Details of the Funds—Short Duration Income Portfolio—Approach" is hereby deleted and replaced with the following:

The Fund invests primarily in U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities. The Fund seeks value in the fixed-income market with only a limited sensitivity to changes in interest rates. The Fund will ordinarily seek to maintain an average duration of approximately three years or less although there is no minimum or maximum for any individual security. With respect to corporate issuers, the Fund will not purchase securities with remaining maturities of more than 5.25 years. The Fund may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries, although only U.S. dollar denominated investment grade securities may be held in the Fund.

Effective August 1, 2019, the following is hereby added after the table in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares":

With respect to the Short Duration Income Portfolio, Class A shares are subject to a sales charge equal to a maximum of 1.00% calculated as a percentage of the offering price on a single transaction as shown in the table below. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares and will retain the full amount of such sales charge. As shown below, the sales charge is reduced for purchases of $250,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $250,000	1.00%	1.01%	1.00%
$250,000 and over	0.00%	0.00%	0.00%

Effective August 1, 2019, the first sentence of the fifth paragraph of the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares" is hereby deleted and replaced with the following:

In addition to investments of $500,000 or more, or $250,000 or more with respect to the Short Duration Income Portfolio, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

Effective August 1, 2019, the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares—Combined Purchase Privilege" is hereby deleted and replaced with the following:

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.

With respect to the Short Duration Income Portfolio, you will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction with your purchase of Class A shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Ultra-Short Income or Ultra-Short Municipal Income Portfolios for any Related Account.

Effective August 1, 2019, the fourth through sixth paragraphs of the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares—Right of Accumulation" are hereby deleted and replaced with the following:

With respect to the Short Duration Income Portfolio, your sales charge may be reduced if you invest $250,000 or more in a single transaction, as calculated below:

(a) the NAV of Class A shares of Short Duration Income Portfolio being purchased plus the total of the NAV of any Class A shares of the Fund held in Related Accounts as of the transaction date,

(b) plus the total of the NAV of Class A shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Ultra-Short Income or Ultra-Short Municipal Income Portfolios held in Related Accounts as of the transaction date.

Effective August 1, 2019, the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares—Notification" is hereby deleted and replaced with the following:

Notification

You must notify your Financial Intermediary at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Funds' transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold.

In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund, including Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, if applicable) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Effective August 1, 2019, the second paragraph of the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares—Letter of Intent" is hereby deleted and replaced with the following:

With respect to the Short Duration Income Portfolio, reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent for the Fund provides for the purchase of Class A shares of the Fund and Class A shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Ultra-Short Income or Ultra-Short Municipal Income Portfolios within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Fund (or Morgan Stanley Institutional Fund Trust Ultra-Short Municipal Income Portfolio) which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund which you acquired in an exchange from Class A shares of the Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.

Effective August 1, 2019, the first paragraph of the section of the Prospectus entitled "Shareholder Information—Exchange Privilege" is hereby deleted and replaced with the following:

You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a "Morgan Stanley Multi-Class Fund"), if available, without the imposition of an exchange fee. Class L shares of a Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds"), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime and Ultra-Short Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Municipal Income Portfolios are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.

Effective August 1, 2019, fifth paragraph of the section of the Prospectus entitled "Shareholder Information—Exchange Privilege" is hereby deleted and replaced with the following:

You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

Please retain this supplement for future reference.

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